UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                   May 3, 2006
                        (Date of earliest event reported)


                             POWER TECHNOLOGY, INC.
                             ----------------------
        (Exact name of small Business Issuer as specified in its charter)


                 NEVADA                                   88-0395816
                 ------                                   ----------
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)


                                                            541710
                                                            -------
                                                 (Primary Standard Industrial
                                                     Classification Code)


     109 NORTH POST OAK, SUITE 422
             HOUSTON, TEXAS                                  77024
             --------------                                  -----
(Address of principle executive offices)                  (Zip Code)



                                 (713) 612-4310
                                 --------------
                 Issuer's telephone number, including area code


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ITEM  5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

      On May 3, 2006, Hugo Pomrehn tendered his resignation as Director of Power Technology, Inc. (the "Company") to become effective June 30, 2006. Mr. Pomrehn's resignation from the Company was based upon personal reasons and is not the result of any dispute or disagreement with the Company. We have included a copy of Mr. Pomrehn's resignation notice as Exhibit 17.1 hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (c)       Exhibits.


      Exhibit 17.1 Notice of Resignation of Hugo Pomrehn



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POWER TECHNOLOGY, INC.

Date:  May 5, 2006
                                        By: /s/ Bernard J. Walter
                                           -------------------------------------
                                           Bernard J. Walter
                                           Chief Executive Officer and President